  October 28, 2015

Summary
Prospectus

Victory CEMP US 500 Enhanced Volatility Wtd Index Fund

(formerly Compass EMP U.S. 500 Enhanced Volatility Weighted Fund)

Class A   CUHAX

Class C   CUHCX

Class I   CUHIX

Class R6   CUHRX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated October 28, 2015 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.CompassEMPFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to CompassEMPFunds.com

You may also obtain this information at no cost from your financial intermediary.

CompassEMPFunds.com
800-539-3863

Victory CEMP US 500 Enhanced Volatility Wtd Index Fund

Investment Objective

The Fund seeks to provide investment results that track the performance of the CEMP US Large Cap 500 Long/Cash Volatility Weighted Index before fees and expenses.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 12 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 60 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%[1]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses[2]	0.26%	0.23%	0.25%	0.20%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.22%	1.94%	0.96%	0.91%
Fee Waivers and Expense Reimbursement[4]	(0.22)%	(0.19)%	(0.21)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[4]	1.00%	1.75%	0.75%	0.75%

1The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

2Restated to reflect current contractual fees. Expenses for Class R6 shares are estimated for the current fiscal year because Class R6 shares are new as of the date of this Prospectus.

3Acquired Fund Fees and Expenses ("AFFE") are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

4The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through at least April 30, 2017 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding AFFE, and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.60%, 2.35%, and 1.35% of the Fund's Class A, Class C, and Class I shares respectively. In addition, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses an additional amount through at least October 31, 2016 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding AFFE, and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.99%, 1.74%, 0.74% and 0.74% of the Fund's Class A, Class C, Class I, and Class R6 shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund's predecessor advisor for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

Victory CEMP US 500 Enhanced Volatility Wtd Index Fund (continued)

Fund Fees and Expenses (continued)

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$671	$919	$1,187	$1,949
Class C (If you sell your shares at the end of the period.)	$278	$591	$1,029	$2,249
Class I	$77	$285	$510	$1,159
Class R6	$77	$274	N/A	N/A

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

Class	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$178	$591	$1,029	$2,249

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48.1% of the average value of its portfolio.

Victory CEMP US 500 Enhanced Volatility Wtd Index Fund (continued)

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the stock of the issuers included in the CEMP US Large Cap 500 Long/Cash Volatility Weighted Index (the "Index"), an unmanaged, volatility weighted index created by the Adviser.

The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. In accordance with a rules-based mathematical formula, the Index tactically reduces its exposure to the equity markets during periods of significant market decline and reinvests when market prices have further declined or rebounded. The term "Enhanced" in the Fund's name refers to a feature of the Index that is designed to enhance risk-adjusted returns while attempting to minimize downside market risk through this defensive positioning, as described below.

The Index follows a rules-based methodology to construct its constituent securities:

1.  The Index universe begins with all publicly traded U.S. stocks and then screens for all companies with positive earnings in each of the four most recent quarters.

2.  The Index identifies the 500 largest U.S. stocks by market capitalization measured at the time the Index's constituent securities are determined.

3.  The remaining 500 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.

The Index is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. The Index may include fewer than 500 stocks depending on the number of companies meeting the Index's criteria. As of September 30, 2015, the Index had a market capitalization range from $1.6 billion to $629.0 billion.

The Index follows a mathematical index construction process designed to limit risk during periods of significant (non-normal) market decline by reducing its exposure to the equity market. Market decline is measured by reference to the CEMP US Large Cap 500 Volatility Weighted Index ("Reference Index"), which is composed of the same securities as in the Index but without any allocation to cash.

During any periods of significant market decline, defined as a decline of 10% or more from the Reference Index's all-time daily high closing value compared to its most recent month-end closing value, the Index's exposure to the market may be as low as 25% depending on the magnitude and duration of such decline.

If the value of the Reference Index declines 10% or more, the Index will liquidate 75% of the stocks included in the Index and invest the cash in 30-day Treasury bills.

The Index will reinvest in stocks as follows:

■  The Index will return to being 100% invested in stocks if the month-end closing value of the stocks in the Reference Index returns to a level that is less than a 10% decline from its all-time daily high closing value.

■  If the Reference Index declines by 20% (or more) from its all-time daily high closing value, 25% of the Index will be reinvested back into the stocks of the Reference Index at their current securities weightings.

■  If the Reference Index declines by 30% (or more) from its all-time daily high closing value, another 25% of the Index will be reinvested back into the stocks of the Reference Index at their current securities weightings.

■  If the Reference Index declines by 40% (or more) from its all-time daily high closing value, the remaining 25% of the Index will be reinvested back into the stocks of the Reference Index at their current securities weighting and the Index will then be 100% invested in stocks.

The Index will make any prescribed liquidation or reinvestment in stocks in accordance with the mathematical formula only at month end.

During any periods of significant market decline, when the Index's exposure to the market is less than 100%, the uninvested portion of the Index will be invested in 30-day Treasury bills. The Fund will invest the portion of its portfolio corresponding to the uninvested portion of the Index in 30-day Treasury bills or an equivalent investment, such as money market funds, short-term government bonds and/or commercial paper.

The Fund seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all of the stocks in the Index.

Victory CEMP US 500 Enhanced Volatility Wtd Index Fund (continued)

For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks of Investing in the Fund

The Fund's investments are subject to the following principal risks:

■  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

■  Fixed Income Risk. The value of the Fund's investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.

■  Index/Defensive Positioning Risk. Because the Index's allocation to cash versus securities is determined at month-end, there is a risk that the Index, and thus the Fund, will not react to changes in market conditions that occur between reallocations. The Fund will incur transaction costs and potentially adverse tax consequences in the event the Index allocates to cash. There is no guarantee that the Index's prescribed liquidation and reinvestment strategy, if employed, will be successful.

■  Passive Investment Risk. The Fund is not actively managed and does not, therefore, seek returns in excess of the Index. The Adviser will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the Index.

■  Tracking Risks. The Fund's return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities and differences between the Fund's portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Victory CEMP US 500 Enhanced Volatility Wtd Index Fund (continued)

Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C and Class I shares of the Fund, including applicable maximum sales charges, compare to those of the Index and to the S&P 500 Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at CompassEMPFunds.com. Past performance information is not presented for Class R6 shares as the share class does not yet have a full calendar year of performance history.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge. If one were included, results would be lower.)

Best Quarter:  3/31/13  12.21%

Worst Quarter:  9/30/14  -0.99%

The year-to-date total return of the Fund's Class A shares as of September 30, 2015 was -5.23%

Victory CEMP US 500 Enhanced Volatility Wtd Index Fund (continued)

Average Annual Total Returns (For the periods ended 12/31/14)	1 Year	Since Inception (11/19/2012)
Class A returns before taxes	4.66%	18.02%
Class A returns after taxes on distributions	3.15%	16.95%
Class A returns after taxes on distributions and sale of fund shares	3.56%	13.81%
Class C returns before taxes	10.30%	20.49%
Class I returns before taxes	11.35%	21.65%
CEMP US Large Cap 500 Long/Cash Volatility Weighted Index reflects no deduction for fees, expenses or taxes	12.98%	23.71%
S&P 500 Index reflects no deduction for fees, expenses or taxes	13.69%	23.11%

Management of the Fund:

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Compass EMP investment team (referred to as an investment franchise).

Portfolio Managers

Stephen Hammers is a Chief Investment Officer (Compass EMP) of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2012.

David Hallum is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2012.

Dan Banaszak is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2012.

Alex Pazdan is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2012.

Rob Bateman is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2012.

Victory CEMP US 500 Enhanced Volatility Wtd Index Fund (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $50. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

The Victory Funds

P.O. Box 182593
Columbus, OH 43218-2593

CEMP-USEVWI-SUMPRO